UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.

700 North Water Street
Milwaukee, WI  53202

 (Address of principal executive offices)

Arnold Investment Counsel Incorporated
700 North Water Street
Wisconsin, WI  53202

(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 271-2726

Date of fiscal year end: June 30

Date of reporting period: December 31, 2008

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMIANNUAL REPORT

The Primary
Trend Fund

MILWAUKEE, WISCONSIN
DECEMBER 31, 2008

MESSAGE TO SHAREHOLDERS…

“With all of the bad news hitting the headlines on a daily basis, it’s difficult for investors to sink their teeth into the good news that does exist… There is plenty to be discouraged about as well, but we suspect the majority of the bad news is known and already discounted at these levels in the stock market.   A year from now, we believe we’ll look back at today’s equity climate and realize that Energy stocks were unsustainably high and Bank stocks were ridiculously low – not exactly popular opinion at the moment.”

The Primary Trend Fund
June 30, 2008 – Annual Report

We were wrong.   Despite our view that we were operating in a recessionary environment (that ended up being correct) in 2008, we underestimated the size and viciousness of the bear that would maul Wall Street.   Expectations for a typical cyclical bear market quickly turned into a whopper of a bear market in the fourth quarter as the credit crisis unraveled.   And as we’ve mentioned in our monthly investment letter, The Primary Trend, the 50% declines in the major averages from the 2007 highs to the 2008 lows has no doubt forced a generation of investors to leave the stock market en masse, never to return.  This phenomenon last occurred during the painful 1973-74 bear market – a bear market that gave birth to a 26-year secular bull market (1974-2000).  That is not to say that the U.S. financial markets will embark on another quarter-century upswing starting this year, but it does remind us of the profound words of Sir John Templeton: “There will always be bull markets followed by bear markets followed by bull markets.”

As we mentioned, the stock market fell through a trap door in the final months of the year as the Dow Jones Industrial Average plummeted from its September 30th close of 10,850.70 to its intraday low of 7,449.38 on November 21st – a 7-week decline of 3,400 Dow points, or –31%.  The mood on Wall Street was gloomy and the pain relentless.

We aren’t going to sugar-coat it…your Primary Trend Fund was caught up in the carnage.  For the six months ended 12/31/08, The Primary Trend Fund posted a total return loss of –15.01% for shareholders.

However, the Fund did perform better than its benchmarks and considerably better than its peer group.  For the same six-month period ending 12/31/08, the Dow Jones Industrial Average registered a total return loss of –21.44%, while the S&P 500 Composite was even weaker with a total return loss of –28.48%.  Proof that this bear market was pandemic and not limited to just the blue chips, the Value Line Index of over 1,700 stocks was down –39.28% for the latter half of 2008.  The Fund’s peer group, as measured by the S&P Value Index, posted a total return loss of –27.60%.

Not Half Bad

While the stock market (as measured by the S&P 500 Index) was down -28.48% in the final six months of the year, The Primary Trend Fund was down about half that.  We can attribute the relative outperformance to three factors: 1) the portfolio had a cash cushion totaling 17%; 2) the Fund was overweighted in the best performing sector; and 3) the Fund was hugely underweighted in two of the worst performing sectors of the market in that six-month period.  Sometimes it’s not what you own, but what you don’t own, that makes the difference.

With the S&P 500 Index being a fully-invested portfolio, our 17.3% cash position helped the Fund weather the storm in the last half of the year.  While cash (3-month Treasury bills) only returned +0.82% in the six-month period, it was a bastion of strength during the brutal bear market.  More importantly, it provides us, as portfolio managers, with the buying power to pick up bargains without the need to sell into the vicious declines that have swept over the markets in October, November and again here in January.  Expect this cash balance to be whittled down into the single-digits as we become more fully invested in the next quarter or two.

MESSAGE TO SHAREHOLDERS…(continued)

The best sector, by far, in the last half of 2008 was Consumer Staples, with a total return loss of –8.64%.  With the fear of recession finally becoming reality in December (and actually dating to December 2007), it is not surprising that this sector performed defensively.  The Fund’s weighting of 18.6% of the portfolio in Consumer Staples stocks (vs.  only 12.9% for the S&P 500) helped limit the damage.  New positions in Hormel Foods and Unilever NV joined longer-term holdings in Coca-Cola, Kraft Foods and Wal-Mart Stores.

The S&P Energy sector was the second-worst performer in the final six months of 2008, with a –40.18% total return.  As of 6/30/08, the Fund had ZERO exposure to the Energy sector even as the S&P 500 Index had a 16.3% weighting.  At the time, we stated: “…the bubble in the underlying commodity is a risky proposition…owning energy stocks has become a very crowded trade – who is left to buy? …we suspect that oil will continue to drop, potentially creating some bargains in that sector later in the year…” Since early July of 2008, oil has dropped from $140 to a low of $35 per barrel and energy stocks have been clobbered.  As card-carrying contrarians, the entire energy spectrum now piques our interest.  We have purchased old favorites BP PLC and Schlumberger and a new position in refiner Valero Energy.  We may not be at the bottom yet, but we anticipate boosting our 7.7% weighting in energy stocks (vs.  13.4% for the S&P 500) if crude oil and the stock prices continue to move lower and valuations become cheaper.  While energy was a crowded trade seven months ago, it is fast becoming a pariah.

The Information Technology sector has never been well represented in the portfolio of The Primary Trend Fund for the simple reason that by many traditional valuation measures, tech stocks are rarely in the bargain bin.  Our 7.4% exposure (Intel and Microsoft) is only one-third of the weighting of the S&P 500’s 19.1%.  In light of the fact that the Info Tech sector was the third-worst performer with a total return loss of –31.15%, it was prudent to have underweighted that sector.  While new product cycles should propel an earnings rebound in our two holdings, we do not anticipate any portfolio shifts toward a market weighting in tech stocks.

The eye of this financial storm has been centered directly on the Financial sector.  Banks, brokers, mortgage lenders and credit card companies have all imploded under the weight of the credit crisis that unfolded in 2008.  The Fund currently has a market weighting of 13.8% of assets invested in financials, to include Allstate, Citigroup, J.P. Morgan Chase, U.S.  Bancorp and Wells Fargo.  We were early in our entry to this sector and it has hurt performance – especially with Financials continuing their poor performance in the latter half of the year (-36.41%).  Historically, financial stocks lead coming out of a recession.  We are painstakingly waiting for that leadership to emerge.

As 2009 unfolds, shareholders can expect the portfolio to become more economically sensitive and fully invested – an about-face to our investment strategy going into 2008.

The Light at the End of the Tunnel…

…contrary to popular opinion, is not an oncoming train.  Economic data is bleak.  Headlines are dour.  Earnings are in the tank.  Bankruptcies, foreclosures and unemployment are all on the rise.  Stock prices, 401(k) plans and municipal budgets are all in the red.  It is not a pretty picture out there.  It usually never is during a downturn and a bear market…especially when mired in the thick of it.

Economically, today is being compared to the recession of the early-1980s.  From a bear market standpoint, it is being compared to the 1973-74 waterfall decline.  And systemically, the Great Depression era of the early-1930s is the comparison du jour.  It doesn’t help that American confidence has been shattered by the inexorable greed run amok on Wall Street – whether John Thain’s $1 million toilet or Bernie Madoff’s $50 billion Ponzi scheme.  To be associated with an industry that seems to have lost its moral compass is truly embarrassing.  However, it is the few that have tarnished the majority, and we have no doubt that over the course of the next few years, investors will regain their confidence and trust in Wall Street – one of the linchpins of a successful capitalistic society.

MESSAGE TO SHAREHOLDERS…(continued)

Obamanomics

While we are dead set against a major government intervention in the free markets, we admit that President Barack Obama and Federal Reserve Chairman Ben Bernanke have inherited a financial hornets’ nest.  In the case of Bernanke, his predecessor Alan Greenspan was a major architect of this house of cards that is now toppling under the weight of debt.

We believe, however, that the “Obama Honeymoon” in the stock market will still take place in 2009.  The Dow Jones Industrial Average peaked on 10/9/07 at 14,167 and has since fallen to its intraday low of 7,450 on 11/21/08…a painful –47.4% bear market over the course of a year.  There have been a couple of spirited 20% rallies interspersed that have only been greeted by more pessimism and more selling.  In our view, this is all part of the bottoming process.

In the midst of all of this doom and gloom enveloping America (the Consumer Confidence Index dropped to an all-time record low of 37.7 in January), we highlight a number of positive factors: technical conditions are oversold; a broad-based capitulation in equities has eliminated most sellers; investor sentiment is overwhelmingly bearish (therefore, bullish to us as contrarians); valuations are cheaper, if not washed out; liquidity is flooding the system; the frozen credit markets are thawing; and a $1 trillion stimulus package is coming down the pike, with long-term tax cuts hopefully on its tail.

A stock market that is down 50% has already discounted much, if not all, of this financial quagmire.  We feel investors may be positively surprised in 2009.

We kept our shareholders one step ahead of the herd in 2008 – but in so doing we still lost money and that is not acceptable.  All of us at Arnold Investment Counsel appreciate your continued investment in The Primary Trend Fund.  Our pledge is to grab the bull by the horns on your behalf in 2009.

Sincerely,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

Summary of Investments by Sector (Unaudited)		Top Ten Equity Holdings (Unaudited)
	Percent of		Percent of
Sector	Investment Securities	Security	Investment Securities
Consumer Staples	18.6%	Eli Lilly & Co.	5.0%
Short-term (cash)	17.3%	Wal-Mart Stores, Inc.	4.9%
Financials	13.8%	Kraft Foods, Inc., Class A	4.9%
Health Care	13.2%	Wells Fargo & Co.	4.3%
Consumer Discretionary	8.6%	Microsoft Corp.	4.2%
Industrials	8.6%	Home Depot, Inc.	4.2%
Energy	7.7%	J.P. Morgan Chase & Co.	4.1%
Information Technology	7.4%	Johnson & Johnson	3.9%
Materials	2.8%	Pfizer, Inc.	3.9%
Utilities	2.0%	Unilever NV American
Total Investments	100.0%	Depositary Receipt	3.6%
		Total	43.0%

EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended December 31, 2008

As a shareholder of the Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	7/1/08	12/31/08	7/1/08-12/31/08[1]
Actual	$1,000.00	$ 849.80	$8.85
Hypothetical (5% return before expenses)	1,000.00	1,015.43	9.64

1
Expenses are equal to the Fund’s annualized expense ratios (1.90% for the Trend Fund), multiplied by the average account value over the period, and multiplied by 0.5041 (to reflect 184 days in the period, divided by 365 days in the fiscal year).

PORTFOLIO OF INVESTMENTS
As of December 31, 2008 (Unaudited)

The Primary Trend Fund
		Market
Shares		Value
	COMMON STOCKS (82.6%)

	CONSUMER DISCRETIONARY (8.6%)

	Home Construction (3.2%)
35,000	D.R. Horton, Inc.	$247,450
14,000	KB Home	190,680
		438,130
	Household Durables (1.3%)
8,000	Sony Corp. American Depositary Receipt	174,960

	Specialty Retail (4.1%)
25,000	Home Depot, Inc.	575,500
	Total Consumer Discretionary	1,188,590

	CONSUMER STAPLES (18.6%)

	Beverages (3.0%)
9,000	Coca-Cola Co.	407,430

	Food & Staples Retailing (4.9%)
12,000	Wal-Mart Stores, Inc.	672,720

	Food Products (10.7%)
10,000	Hormel Foods Corp.	310,800
25,000	Kraft Foods, Inc., Class A	671,250
20,000	Unilever NV American Depositary Receipt	491,000
		1,473,050
	Total Consumer Staples	2,553,200

	ENERGY (7.7%)

	Energy Equipment & Services (2.2%)
7,000	Schlumberger Ltd.	296,310

	Oil, Gas & Consumable Fuels (5.5%)
9,000	BP PLC American Depositary Receipt	420,660
16,000	Valero Energy Corp.	346,240
		766,900
	Total Energy	1,063,210

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2008 (Unaudited)

The Primary Trend Fund (continued)
		Market
Shares		Value
	COMMON STOCKS (82.6%) (continued)

	FINANCIALS (13.7%)

	Commercial Banks (6.8%)
14,000	U.S. Bancorp	$350,140
20,000	Wells Fargo & Co.	589,600
		939,740
	Diversified Financial Services (5.7%)
33,000	Citigroup, Inc.	221,430
18,000	J.P. Morgan Chase & Co.	567,540
		788,970
	Insurance (1.2%)
5,000	Allstate Corp.	163,800
	Total Financials	1,892,510

	HEALTH CARE (13.2%)

	Health Care Providers & Services (0.5%)
55,000	Tenet Healthcare Corp.*	63,250

	Pharmaceuticals (12.7%)
17,000	Eli Lilly & Co.	684,590
9,000	Johnson & Johnson	538,470
30,000	Pfizer, Inc.	531,300
		1,754,360
	Total Health Care	1,817,610

	INDUSTRIALS (8.6%)

	Aerospace & Defense (2.3%)
6,000	United Technologies Corp.	321,600

	Commercial Services & Supplies (3.2%)
13,000	Waste Management, Inc.	430,820

	Industrial Conglomerates (3.1%)
1,000	3M Co.	57,540
23,000	General Electric Co.	372,600
		430,140
	Total Industrials	1,182,560

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2008 (Unaudited)

The Primary Trend Fund (continued)
		Market
Shares		Value
	COMMON STOCKS (82.6%) (continued)

	INFORMATION TECHNOLOGY (7.4%)

	Semiconductors & Semiconductor Equipment (3.2%)
30,000	Intel Corp.	$439,800

	Software (4.2%)
30,000	Microsoft Corp.	583,200
	Total Information Technology	1,023,000

	MATERIALS (2.8%)

	Chemicals (2.8%)
15,000	EI Du Pont de Nemours & Co.	379,500

	UTILITIES (2.0%)

	Water Utilities (2.0%)
13,333	Aqua America, Inc.	274,526

	Total Common Stocks
	(Cost $14,417,497)	11,374,706

Principal
Amount
	SHORT-TERM INVESTMENTS (17.3%)

	Variable Rate Demand Notes (17.3%)
$2,384,303	U.S. Bancorp Demand Note, 0.00% (a)	2,384,303
	Total Short-Term Investments
	(Cost $2,384,303)	2,384,303
	TOTAL INVESTMENTS (99.9%)
	(Cost $16,801,800)	13,759,009
	Other Assets less Liabilities (0.1%)	15,611
	NET ASSETS (100.0%)$	$13,774,620

*	Non-income producing.
(a)	Variable rate security; the coupon rate shown represents the rate at December 31, 2008.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008 (Unaudited)

The Primary
Trend Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$11,374,706
Short-Term Investments	2,384,303
Total Investments (Cost $16,801,800)	13,759,009
Receivable for Investments Sold	128,863
Dividends Receivable	27,980
Interest Receivable	1,398
Capital Shares Receivable	3,517
Prepaid Expenses and Other Assets	13,689
Total Assets	13,934,456

Liabilities:
Payable for Investments Purchased	126,039
Accrued Investment Advisory Fees	8,221
Professional Fees	6,560
Transfer Agent Fees	8,759
Administration and Accounting Fees	4,057
Other	6,200
Total Liabilities	159,836
Net Assets	$13,774,620

Shares Outstanding	1,659,820
Net Asset Value, Offering and Redemption Price Per Share	$8.30
Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$17,806,666
Accumulated Undistributed Net Investment Income (Loss)	(143)
Accumulated Undistributed Net Realized Loss on Investments	(989,112)
Net Unrealized Depreciation of Investments	(3,042,791)
Net Assets	$13,774,620

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2008 (Unaudited)

The Primary
Trend Fund
Income:
Dividends	$230,961
Interest	33,228
Total Income	264,189

Expenses:
Investment Advisory Fees (Note 3)	58,277
Administration and Accounting Fees	24,689
Shareholder Servicing Costs	23,189
Professional Fees	16,111
Registration Fees	9,267
Printing & Postage	8,232
Directors	4,036
Custodial Fees	2,197
Insurance	1,754
Pricing	1,684
Other	748
Total Expenses	150,184
Net Investment Income	114,005
Net Realized Loss on Investments	(989,025)
Change in Net Unrealized Depreciation of Investments	(1,615,541)
Net Realized and Unrealized Loss on Investments	(2,604,566)
Net Decrease in Net Assets From Operations	$(2,490,561)

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	The Primary
	Trend Fund
	Six Months Ended	Year Ended
	December 31,	June 30,
	2008	2008
	(Unaudited)
Operations:
Net Investment Income	$114,005	$244,581
Net Realized Gain (Loss) on Investments	(989,025)	1,529,130
Change in Net Unrealized Depreciation of Investments	(1,615,541)	(5,713,590)
Net Decrease in Net Assets from Operations	(2,490,561)	(3,939,879)

Distributions to Shareholders:
From Net Investment Income	(226,643)	(264,301)
From Net Realized Gains	(1,128,761)	(1,956,319)
Decrease in Net Assets from Distributions	(1,355,404)	(2,220,620)

Fund Share Transactions:
Proceeds from Shares Sold	105,855	403,173
Reinvested Distributions	1,258,195	2,061,707
Cost of Shares Redeemed	(702,283)	(2,043,011)
Net Increase in Net Assets from Fund Share Transactions	661,767	421,869
Total Decrease in Net Assets	(3,184,198)	(5,738,630)

Net Assets:
Beginning of Period	16,958,818	22,697,448
End of Period	$13,774,620	$16,958,818

Accumulated Undistributed Net Investment
Income (Loss) at End of Period	$(143)	$112,495

Transactions in Shares:
Sales	11,393	31,152
Reinvested Distributions	123,171	162,683
Redemptions	(75,539)	(166,193)
Net Increase	59,025	27,642

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

	Six Months Ended	Year Ending June 30,
	December 31,
	2008	2008	2007	2006	2005	2004
	(Unaudited)
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Period	$10.59	$14.43	$13.14	$13.01	$13.09	$11.30
Net Investment Income	0.07	0.15	0.17	0.22	0.08	0.05
Net Realized and Unrealized
Gain (Loss) on Investments	(1.51)	(2.60)	2.02	0.56	0.44	1.86
Total from Investment Operations	(1.44)	(2.45)	2.19	0.78	0.52	1.91
Less Distributions:
From Net Investment Income	(0.14)	(0.16)	(0.25)	(0.11)	(0.06)	(0.03)
From Net Realized Gains	(0.71)	(1.23)	(0.65)	(0.54)	(0.54)	(0.09)
Total Distributions	(0.85)	(1.39)	(0.90)	(0.65)	(0.60)	(0.12)
Net Increase (Decrease)	(2.29)	(3.84)	1.29	0.13	(0.08)	1.79
Net Asset Value, End of Period	$8.30	$10.59	$14.43	$13.14	$13.01	$13.09

Total Investment Return	(15.02)%*	(18.39)%	17.56%	6.26%	4.27%	17.05%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$13,775	$16,959	$22,697	$17,202	$17,206	$16,714
Ratio of Net Expenses to Average Net Assets	1.90%**	1.71%	1.56%	1.53%	1.48%	1.49%
Ratio of Net Investment Income
to Average Net Assets	1.44%**	1.20%	1.33%	1.74%	0.67%	0.39%
Portfolio Turnover	33.9%*	75.8%	41.5%	28.9%	37.5%	31.7%

*	Not annualized
**	Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2008 (Unaudited)

1.	Organization

The Primary Trend Fund, Inc. (“Trend Fund”), a Wisconsin Corporation, began operations on September 15, 1986.  The Trend Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company.  The Trend Fund seeks capital growth and income.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the NASDAQ National Market or the NASDAQ Smallcap Market are valued at the NASDAQ Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Securities with maturities of 60 days or less are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007.  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements.  The Fund adopted FAS 157 as of July 1, 2008.  Under FAS 157, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels and described below:

Level 1 –
quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 –
other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active.  Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of 12/31/2008:

Valuation Inputs	Investment in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$11,374,706	—
Level 2 – Other Significant Observable Inputs	2,384,303	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$13,759,009	—

*
Other financial instruments are derivatives instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.  At December 31, 2008, the Fund had no financial instruments subject to this disclosure.

b.
Security transactions are recorded on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded as earned, and includes amortization of premiums and discounts.  Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

c.
No provision for federal income taxes has been made since the Fund has elected to be taxed as a regulated investment company and intends to distribute its net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

d.
Dividends from net investment income are declared and paid at least annually by the Trend Fund.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

The tax character of distributions paid during the fiscal years ended June 30, 2008 and 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$383,193	$477,184
Net long term capital gains	1,837,427	692,248
Total taxable distributions	2,220,620	1,169,432
Total distributions paid	$2,220,620	$1,169,432

e.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2008 (Unaudited)

of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Advisory Fees and Management Agreements

The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser.  Under the terms of the agreement, the Adviser receives from the Trend Fund a monthly fee at an annual rate of 0.74% of its average daily net assets.  The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding 2.0% of the Fund’s average daily net asset value.  There were no such reimbursements necessary for the six months ended December 31, 2008.

4.	Purchases and Sales of Securities

Total purchases and sales of securities, other than short-term investments, for the Fund for the six months ended December 31, 2008 were as follows:

Purchases	$4,789,714
Sales	4,373,320

5.	Tax Information

At December 31, 2008, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $16,801,800 for the Fund was as follows:

Unrealized appreciation	$519,756
Unrealized depreciation	(3,562,547)
Net depreciation on investments	$(3,042,791)

As of June 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$112,495
Undistributed long-term capital gains	1,128,674
Accumulated earnings	1,241,169
Unrealized appreciation/(depreciation)	(1,427,250)
Total accumulated earnings/(deficit)	$(186,081)

Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” a clarification of FASB Statement No. 109, Accounting for Income Taxes.  FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  FIN 48 was applied to all open tax years as of the effective date.  The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the year ended June 30, 2008, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004.

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ended June 30, 2008, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of Securities and Exchange Commission.

Disclosure of Portfolio Holdings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Advisory Agreement

On August 21, 2008, the Board of Directors of The Primary Trend Fund, Inc. approved the continuation of the Fund’s investment advisory agreement with Arnold Investment Counsel, Inc. (“Adviser”).  Prior to approving the continuation of the agreements, the Board considered:

•	The nature, extent and quality of the services provided by the Adviser

•	The investment performance of the Fund

•	The cost of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

•	The expense ratios of the Fund

•	The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication and regulatory compliance services provided by the Adviser to the Fund.  The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreements.  The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to their investment style.

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
700 North Water Street
Milwaukee, Wisconsin 53202
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, Ohio 44145

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

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Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 17, 2009

/s/ Lilli Gust
Lilli Gust
Principal Financial Officer
February 17, 2009